Exhibit 99.1

Right Time, Right Place, Right Trend! March 4 through 5, PDAC

2006 Exploration Program Accelerated Exploration Integrated Approach Experienced Team Discovery Track Record CORTEZ TREND FOCUS

Carlin Trend Battle Mtn - Eureka Trend Team Experience +50Million Au Oz Discovery Carlin and BME Trends

Multiple Targets in over 5 New Areas

Adding to the Package

[LOGO]

[LOGO]

ASTER Mapping - Volcanics image width ~1.3 km

New Devonian Carbonate Window Found calcite chlorite facies montmorillonite “Asteroid” Window image width ~2 km looking east from the carbonate window using ASTER mineral modeling

Tonkin - Conceptual Genesis of the Tectonic History, Stratigraphy (after H. Cook), Structure and Mineralization Compressional/

Accretionary Orogenic Events: Sonoman (Permo-Triassic) Nevadan (Jurassic) Sevier (Cretaceous/Tertiary) Laramide (Cretaceous)

Potential Gold Host Horizons

Geology

TWIN PEAKS COMPLEX Geology Aeromagnetics Gravity Soils

-Schematic sections: -A – B

[LOGO]

McCLUSKY - RADUNA COMPLEXES Geology Aeromagnetics Gravity Soils

[LOGO]

-Schematic sections: C

MINE CORRIDOR Geology Aeromagnetics Gravity Soils IP

-Schematic sections: D

51 holes drilled 44 completed 8 rigs – RC and Core Mine Corridor and Beyond Unlocking the Controls for Gold 2006 Drilling

January Start 10 rigs – Core and RC Stepping out!! We’re not slowing down for Winter! 2007 Drilling

CORTEZ TREND EFFORTS Thank You!

US GOLD

Right Time, Right Place, Right Trend!

March 4 through 5, PDAC

2006 Exploration Program

CORTEZ TREND FOCUS

Accelerated Exploration

Integrated Approach

Experienced Team

Discovery Track Record


Carlin Trend
Wells
Winnemucca
80
Elko
Carlin
Battle Mtn - Eureka Trend
Battle Mtn.
US GOLD
Eureka
50
Ely
Team Experience
+50Million Au Oz Discovery
Carlin and BME Trends

Multiple Targets in over 5 New Areas



Twin Peaks Complex
McClusky Complex
Mine Corridor
US Gold Property
Elko
Reno
US GOLD
Las Vegas
KYS CLAIMS
CONTINUE SOUTH
0 1 2
Miles
0 1 2 3
Kilometers

Adding to the Package


Elko
Reno
US•GOLD
Las Vegas
KYS Claims

The Attraction Next Door


Gold Acres
Pipeline Mine
South Pipeline
Cortez NW Deep
Cortez Gold
Cortez Hills
Pediment
ET Blue
33.1 MM Total oz.
Cortez JV Area
BARRICK
US★GOLD
US Gold Takeover Targets
Mine Location
Deposit
US★GOLD
Tonkin
North
0 3 6
Miles









ASTER Mapping - Volcanics


#1 (R:R (R:IKONOS_TS_AUG09_2006_TRU_2m.tif),G:G (R:IKONOS_TS_AUG09_2006_TRU...
File Overlay Enhance Tools Window



image width ~1.3 km

Mineral Endmembers

- alunite/kaolinite
- kaolinite
- muscovite/sericite
- chlorite/epidote
- carbonates
- illite
- montmorillonite/smectite

New Devonian Carbonate Window Found

using ASTER mineral modeling

calcite
chlorite facies
montmorillonite


"Asteroid" Window

image width ~2 km



looking east from the carbonate window

Tonkin - Conceptual Genesis of the Tectonic History, Stratigraphy (after H. Cook), Structure and Mineralization


reversal of arc polarity
collision continen
forearc-subduction complex
continental
lime
irregular topo on shelf
Land
cont rise sand-mud
ocean
Antler
lime
back arc basin
lime
arc
incipient folding
submarine canyons
Cordilleran (Wasatch) hingeline
appx east margin of preserved deposits
deeper water mud-lime
ocean
reefs
lime
sand-lime
inactive ridge
shelf
Transcontinental Arch
late Pz truncation
Land
lime
Late Devonian (~ 370 Ma)
lime
lime
Compressional/Accretionary Orogenic Events:
Sonoman (Permo-Triassic)
Nevadan (Jurassic)
Sevier (Cretaceous/Tertiary)
Laramide (Cretaceous)

TONKIN

Generalized Tectono-Stratigraphic Column



Ordovician Vinini Formation
thrust fault
Devonian Lower Horse Canyon Formation
Devonian Devils Gate Formation
Devonian Upper Denay Formation
Devonian Lower Denay Formation
Devonian McColley Formation
unconformity
unconformity
Devonian Rabbit Hill Limestone
Turbidites, slumps
Devonian Bastille/Windmill Limestone
Carbonate turbidites
Silurian-Devonian Roberts Mountains Formation
unconformity
Ordovician Hanson Creek Formation
unconformity
Ordovician Eureka Formation
unconformity
Ordovician Goodwin &/or Antelope Valley Formation
Cambrian-Ordovician Hales Formation
Upper Slope
unconformity
Lower Slope
Cambrian Tybo Formation
Ddg
Drh
Db/Dw
SDrm
Ohc
Oe
Og/Oav
Ct
POTENTIAL HOST HORIZONS
STRATA OBSERVED IN FIELD & CORE
3RD ORDER SEA LEVEL CYCLES

Potential Gold Host Horizons

Geology



A
A'
B
B'
C
C'
D
D'
Elko
Reno
Las Vegas
US-GOLD
Alluvium Cover
Favorable Units
Unfavorable Units
Antiform
Approximate Fault
Inferred Fault
Thrust Fault
Mineralized Areas
Property Boundary
Miles
Kilometers

TWIN PEAKS COMPLEX

Geology
Aeromagnetics
Gravity
Soils



Au in Soils (ppm)
< 0.002
0.002 - 0.005
> 0.005 - 0.01
0.010000000 - 0.05
0.050000000 - 50
US Gold Property
A
A'
B
B'
N
S
E
W
0 0.3 0.6
Kilometers
Miles
0 0.2 0.4



Twin Peaks
Looking North
A
A'
7400
7000
6600
6200
5800
5400
5000
elevation (feet)
property boundary
property boundary
542000mUTM
546000mUTM
0.5 miles
Elevation exaggerated 2 to 1
Favorable units
Unfavorable Units
Intrusives
Mineralized areas
Fault
Thrust Fault


Fye Canyon
Looking North
B
B'
property boundary
property boundary
7400
7000
6600
6200
5800
5400
5000
elevation (feet)
542000mUTM
546000mUTM
0.5 miles
Elevation exaggerated 2 to 1
Favorable units
Unfavorable Units
Mineralized areas
Fault
Thrust Fault

McCLUSKY - RADUNA COMPLEXES

Geology
Aeromagnetics
Gravity
Soils



N
W
E
S
0 0.4 0.8
Kilometers
Miles
0 0.25 0.5
Au in Soils (ppm)
< 0.002
> 0.002 - 0.005
> 0.005 - 0.01
> 0.01 - 0.05
> 0.05
Mineralized Areas
C
C'
D
D'



Raduna
Looking North
C'
7400
7000
6600
6200
5800
5400
5000
elevation (feet)
property boundary
property boundary
542000mUTM
546000mUTM
0.5 miles
Elevation exaggerated 2 to 1
Alluvium Cover
Favorable units
Unfavorable Units
Intrusives
Mineralized areas
Fault
Thrust Fault

MINE CORRIDOR

Geology
Aeromagnetics
Gravity
Soils
IP


D
D'
Faults (Dip not determined)
Faults (Dip indicated)
Buried Intrusion
Mineralized Areas
Possible Anticline
0 0.25 0.5
Kilometers
Miles
0 0.25 0.5

North McClusky / Tweed

Looking North



D
antiform
D'
7600
7400
7000
6600
6200
5800
5400
5000
4800
elevation (feet)
property boundary
property boundary
542000mUTM
0.5 miles
Elevation exaggerated 2 to 1
546000mUTM
Alluvium Cover
Favorable units
Unfavorable Units
Mineralized areas
Fault
Thrust Fault

2006 Drilling

51 holes drilled

44 completed

8 rigs – RC and Core

Mine Corridor and Beyond

Unlocking the Controls for Gold

2007 Drilling

January Start

10 rigs – Core and RC

Stepping out!!

We're not slowing down for Winter!

US GOLD

CORTEZ TREND EFFORTS

Thank You!